UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 29, 2007
HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09764	11-2534306
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
1101 Pennsylvania Avenue, N.W., Suite 1010
Washington, D.C. 20004
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (202) 393-1101

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 29, 2007, Gina Harman notified Harman International Industries, Incorporated (the “Company”) that she will resign as President of the Company’s Consumer Division and leave the Company at the end of January 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
By:	/s/ Edwin Summers
Edwin Summers
Vice President, General Counsel and Secretary

Date: December 4, 2007

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